                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C. 20549



                                   FORM 8-K





                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) March 10, 1994


                    BLOCKBUSTER ENTERTAINMENT CORPORATION
                    -------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


                   0-12700                                 75-1849418
                   -------                                 ----------
                 (Commission                              (IRS Employer
                 File Number)                           Identification No.)


              One Blockbuster Plaza
               Ft. Lauderdale, FL                               33301
    ----------------------------------------                  ---------
    (Address of principal executive offices)                  (Zip Code)



      Registrant's telephone number, including area code (305) 832-3000


                                     N.A.
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

               On March 10, 1994, Blockbuster Entertainment Corporation (the "Registrant") completed the purchase from Viacom Inc. ("Viacom") of 22,727,273 shares of Viacom Class B Common Stock pursuant to the Subscription Agreement dated January 7, 1994, between the Registrant and Viacom, for an aggregate purchase price of $1.25 billion. A copy of the press release relating to the foregoing is included as Exhibit 99 hereto and is incorporated herein by reference.

               The Registrant borrowed $1.0 billion of the funds required to purchase such shares under the credit agreement dated as of February 15, 1994 (the "Credit Agreement"), with certain financial institutions named in the Credit Agreement and Bank of America National Trust and Savings Association ("Bank of America"), for itself and as Agent, a copy of which was filed as an exhibit to the Registrant's Current Report on Form 8-K dated February 15, 1994, and $250 million of such funds under the amended and restated credit agreement dated as of December 22, 1993 (the "Amended and Restated Credit Agreement") with certain financial institutions named in the Amended and Restated Credit Agreement and Bank of America, for itself and as Agent, a copy of which was filed as an exhibit to the Registrant's Current Report on Form 8-K dated December 22, 1993.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable

     (b)  Not applicable.

     (c)  Exhibits.

               The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BLOCKBUSTER ENTERTAINMENT CORPORATION



                                      By: /s/ Thomas W. Hawkins
                                          ------------------------------
                                          Thomas W. Hawkins
                                          Senior Vice President, General Counsel
                                            and Secretary




Date:  March 11, 1994
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                    BLOCKBUSTER ENTERTAINMENT CORPORATION

                                EXHIBIT INDEX


      Number and                                         Sequential
Description of Exhibit                                   Page Number
- ----------------------                                   -----------

      1.     None

      2.     None

      4.     None

     16.     None

     17.     None

     20.     None

     23.     None

     24.     None

     27.     None

     99.     Press Release, dated March 10, 1994.